UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 21, 2006

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA ----------------------------	1-14160 ----------------	06-1110906) -------------
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(IRS EMPLOYER
OF INCORPORATION OR	NUMBER)	IDENTIFICATION NUMBER)
ORGANIZATION)

1030 NORTH ORANGE AVENUE, SUITE 105 ORLANDO, FLORIDA 32801
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 367-0944
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 367-0950
(REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREINC.COM
(REGISTRANT'S WEBSITE ADDRESS)

ITEM 2.02 Results of Operations and Financial Condition

On June 21, 2006, PainCare Holdings, Inc. announced its earnings for the first quarter of 2006, and instructions regarding its conference call. A copy of the press release is furnished as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1 Copy of press release of the Company dated June 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date: June 21, 2006	BY: /s/ RANDY LUBINSKY Chief Executive Officer and Director